Exhibit (a)(1)(iii)

LETTER OF TRANSMITTAL FOR SERIES C COMMON STOCK
OF
LIBERTY GLOBAL, INC.

Pursuant to the Offer to Purchase
Dated March 6, 2007

Offer to Purchase for Cash
up to 8,517,888 Shares of Its Series C Common Stock,
Par Value $0.01 Per Share,
At a Purchase Price Not Greater Than $29.35
Nor Less Than $26.65 Per Share

Liberty Global, Inc. (“Liberty Global”) is offering to purchase up to 8,517,888 shares of its Series C common stock, par value $0.01 per share (“Series C Shares”) from its stockholders, upon the terms and subject to the conditions set forth in the offer to purchase, dated March 6, 2007 (the “Offer to Purchase”), and this letter of transmittal (the “Letter of Transmittal”) (which together, as each of which may be amended or supplemented from time to time, constitute the “Tender Offer”). Liberty Global is inviting stockholders to tender their Series C Shares at a price per share not greater than $29.35 nor less than $26.65 and Liberty Global will select the lowest purchase price that will allow it to purchase 8,517,888 Series C Shares, or such fewer number of Series C Shares as are properly tendered and not properly withdrawn prior to the Expiration Date. The Tender Offer, proration period and withdrawal rights will expire at 5:00 p.m., New York City time, on April 3, 2007, unless extended or earlier terminated by Liberty Global (the “Expiration Date”).

The Depositary for the Offer is:

COMPUTERSHARE SHAREHOLDER SERVICES, INC.

If by Mail: Computershare Shareholder Services, Inc. P.O. Box 859208 Braintree, MA 02185-9208 Attn: Corporate Actions	By facsimile: (For Eligible Institutions only) (781) 380-3388 Confirmation: (781) 930-4900	By Overnight Delivery: Computershare Shareholder Services, Inc. 161 Bay State Drive Braintree, MA 02184 Attn: Corporate Actions

Description of Series C Shares Tendered
Name(s) and Address(es) of Registered Stockholder(s)
or Name of DTC Participant and Participant’s DTC
Account Number in Which Shares are Held (Please Fill		Number of Shares	Number of
in, If Blank, Exactly as Name(s) Appear(s) on	Certificate	Represented by	Shares
Certificates(s)	Number(s)*	Certificate(s)	Tendered**

* Need not complete if Series C Shares are delivered by book-entry transfer.
** If you desire to tender fewer than all Series C Shares evidenced by any certificate(s) listed above, please indicate in this column the number of Series C Shares you wish to tender. Otherwise, all Series C Shares evidenced by such certificate(s) will be deemed to have been tendered. See Instruction 5.

Indicate below the order (by certificate number) in which Series C Shares are to be purchased in the event of proration. If you do not designate an order, if less than all Series C Shares tendered are purchased due to proration, Series C Shares will be selected for purchase by the Depositary.

1st _ _	2nd _ _	3rd _ _	4th _ _	5th _ _

DELIVERY OF THIS LETTER OF TRANSMITTAL BY ANY MEANS OTHER THAN AS PROVIDED HEREIN WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST DELIVER THIS LETTER OF TRANSMITTAL TO THE DEPOSITARY. DELIVERIES TO LIBERTY GLOBAL OR D.F. KING & CO., INC. (THE INFORMATION AGENT FOR THE TENDER OFFER) WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY. DELIVERY OF THE LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

YOU SHOULD USE THIS LETTER OF TRANSMITTAL IF YOU ARE CAUSING THE SHARES TO BE DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY’S ACCOUNT AT THE DEPOSITORY TRUST COMPANY (WHICH IS HEREINAFTER REFERRED TO AS THE “BOOK-ENTRY TRANSFER FACILITY”) PURSUANT TO THE PROCEDURES SET FORTH IN SECTION 3 OF THE OFFER TO PURCHASE. ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY’S SYSTEM MAY MAKE BOOK-ENTRY DELIVERY OF THE SHARES.

THE INFORMATION AGENT FOR THE TENDER OFFER IS:

D.F. KING & CO., INC.

Banks and Brokers Call: 212-269-5550
All others call Toll Free: 1-800-207-3158

BEFORE COMPLETING THIS LETTER OF TRANSMITTAL, YOU SHOULD READ THIS LETTER OF TRANSMITTAL AND THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

You should use this Letter of Transmittal only if (1) you are also enclosing certificates for the Series C Shares you desire to tender, or (2) you intend to deliver certificates for such Series C Shares under a notice of guaranteed delivery previously sent to the Depositary, or (3) you are delivering Series C Shares through a book-entry transfer into the Depositary’s account at the Depository Trust Company (i.e., the book-entry transfer facility) in accordance with Section 3 of the Offer to Purchase.

If you desire to tender Series C Shares in the Tender Offer, but you cannot deliver the certificates for such shares and all other required documents to the Depositary by the Expiration Date, or cannot comply with the procedures for book-entry transfer on a timely basis, then you may tender your Series C Shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2. Delivery of the Letter of Transmittal and any other required documents to the book-entry transfer facility does not constitute delivery to the Depositary.

☐	CHECK HERE IF YOU ARE DELIVERING TENDERED SERIES C SHARES PURSUANT TO A NOTICE OF GUARANTEED DELIVERY THAT YOU PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Tendering Stockholder(s): _ _

Date of Execution of Notice of Guaranteed Delivery: _ _

Name of Institution that Guaranteed Delivery: _ _

☐	CHECK HERE IF ANY CERTIFICATES EVIDENCING THE SERIES C SHARES YOU ARE TENDERING WITH THIS LETTER OF TRANSMITTAL HAVE BEEN LOST, STOLEN, DESTROYED OR MUTILATED. YOU SHOULD CALL COMPUTERSHARE SHAREHOLDER SERVICES, INC., THE TRANSFER AGENT, AT 1-888-218-4391 (OR, IF CALLING FROM OUTSIDE THE UNITED STATES, 781-575-4579) TO GET INFORMATION ABOUT THE REQUIREMENTS FOR REPLACEMENT. YOU MAY BE REQUIRED TO POST A BOND TO SECURE AGAINST THE RISK THAT CERTIFICATES MAY BE SUBSEQUENTLY RECIRCULATED. PLEASE CALL COMPUTERSHARE SHAREHOLDER SERVICES IMMEDIATELY TO OBTAIN AN AFFIDAVIT OF LOSS, TO RECEIVE FURTHER INSTRUCTIONS ON HOW TO PROCEED, AND TO DETERMINE WHETHER YOU WILL NEED TO POST A BOND, SO THAT THE TIMELY PROCESSING OF THIS LETTER OF TRANSMITTAL WILL NOT BE IMPEDED. SEE INSTRUCTION 15.

☐	CHECK HERE IF YOU ARE A FINANCIAL INSTITUTION THAT IS A PARTICIPATING INSTITUTION IN THE BOOK-ENTRY TRANSFER FACILITY’S SYSTEM AND YOU ARE DELIVERING THE TENDERED SHARES BY BOOK-ENTRY TRANSFER TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY AT THE BOOK-ENTRY TRANSFER FACILITY, AND COMPLETE THE FOLLOWING:

Name(s) of Tendering Institution: _ _

Account Number: _ _

Transaction Code Number: _ _

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

CHECK EXACTLY ONE BOX. IF YOU CHECK MORE THAN ONE BOX, OR IF YOU DO NOT CHECK ANY BOX, YOU WILL HAVE FAILED TO VALIDLY TENDER ANY SERIES C SHARES

SERIES C SHARES TENDERED AT PRICE DETERMINED PURSUANT TO THE SERIES C TENDER OFFER
(See Instruction 6)

☐	The undersigned wants to maximize the chance of having Liberty Global purchase all Series C Shares the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this one box instead of one of the price boxes below, the undersigned hereby tenders Series C Shares and is willing to accept the purchase price determined by Liberty Global pursuant to the Tender Offer. If you agree to accept the purchase price determined by Liberty Global, your Series C Shares will be deemed to be tendered at the minimum price of $26.65 per share. You should understand that this election may lower the purchase price paid for all purchased Series C Shares in the Tender Offer and could result in your Series C Shares being purchased at the minimum price of $26.65 per share.

—OR—

SERIES C SHARES TENDERED AT PRICE DETERMINED BY STOCKHOLDER
(See Instruction 6)

By checking one of the boxes below instead of the box above, the undersigned hereby tenders Series C Shares at the price checked. This action could result in none of the Series C Shares being purchased if the purchase price for the Series C Shares is less than the price checked below. A stockholder who desires to tender Series C Shares at more than one price must complete a separate Letter of Transmittal for each price at which the stockholder tenders such shares. You cannot tender the same Series C Shares at more than one price, unless you have previously validly withdrawn those shares tendered at a different price in accordance with Section 4 of the Offer to Purchase.

Price (in dollars) per Series C Share at which Series C Shares are being tendered:

☐ $26.65	☐ $27.05	☐ $27.45	☐ $27.85	☐ $28.25	☐ $28.65	☐ $29.05
☐ $26.75	☐ $27.15	☐ $27.55	☐ $27.95	☐ $28.35	☐ $28.75	☐ $29.15
☐ $26.85	☐ $27.25	☐ $27.65	☐ $28.05	☐ $28.45	☐ $28.85	☐ $29.25
☐ $26.95	☐ $27.35	☐ $27.75	☐ $28.15	☐ $28.55	☐ $28.95	☐ $29.35

You will not have validly tendered your Series C Shares unless you check one and only one box in this frame.

ODD LOTS
(See Instruction 11)

To be completed only if the Series C Shares are being tendered by or on behalf of a person owning beneficially or of record an aggregate of fewer than 100 Series C Shares. The undersigned either (check one box):

☐	is the beneficial or record owner of an aggregate of fewer than 100 Series C Shares, all of which are being tendered; or

☐	is a broker, dealer, commercial bank, trust company or other nominee that (a) is tendering for the beneficial owner(s) thereof, shares with respect to which it is record holder and (b) believes, based upon representations made to it by such beneficial owner(s), that each such person is the beneficial or record owner of an aggregate of fewer than 100 Series C Shares and is tendering all of such shares.

In addition, the undersigned is tendering Series C Shares either (check one box):

☐	at the price determined by Liberty Global pursuant to the Tender Offer (persons checking this box need not indicate the price per share above); or

☐	at the price per share indicated under “Series C Shares Tendered At Price Determined By Stockholder” in this Letter of Transmittal.

CONDITIONAL TENDER
(See Instruction 7)

A tendering stockholder may condition his or her tender of Series C Shares upon Liberty Global purchasing a specified minimum number of the Series C Shares tendered by the tendering stockholder, all as described in Section 6 of the Offer to Purchase. Unless at least that minimum number of Series C Shares indicated below is purchased by Liberty Global from the tendering stockholder pursuant to the terms of the Tender Offer, none of the Series C Shares tendered by the tendering stockholder will be purchased. It is the tendering stockholder’s responsibility to calculate that minimum number of Series C Shares that must be purchased from the tendering stockholder if any are purchased, and each stockholder is urged to consult his or her own tax advisor. Unless this box has been checked and a minimum specified, the tender will be deemed unconditional.

☐	The minimum number of Series C Shares that must be purchased from the tendering stockholder, if any are purchased, is: shares.

If, because of proration, the minimum number of Series C Shares designated will not be purchased, Liberty Global may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, the tendering stockholder must have tendered all of his or her Series C Shares and, if true, checked the following box:

☐	The tendered Series C Shares represent all Series C Shares held by the undersigned.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1 and 10)

To be completed ONLY if Series C Shares not tendered or not accepted for purchase are to be issued in the name of, and/or if the payment check for the aggregate purchase price for the Series C Shares purchased (less the amount of any federal income or backup withholding tax required to be withheld) is to be issued to the order of, someone other than the person or persons whose signature(s) appears within this Letter of Transmittal, and/or if Series C Shares tendered by book-entry transfer that are not accepted for purchase are to be credited to an account maintained at the book-entry transfer facility other than the account designated above.

Check One or Both Boxes as Appropriate:

☐  Issue Series C Share Certificates to:

☐  Issue Payment Check(s) to:

Name(s)
(Please Print)

Address

(Include Zip Code)

Taxpayer Identification Number,
Social Security Number
or Employer Identification Number
(See Substitute Form W-9 below)

Credit unpurchased Series C Shares by book-entry to the book-entry transfer facility account set forth below:

DTC Account Number:

Number of Account Party:

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1 and 10)

To be completed ONLY if certificate(s) representing Series C Shares not tendered or not purchased and/or if the payment check for the aggregate purchase price for the Series C Shares purchased (less the amount of any federal income or backup withholding tax required to be withheld) is to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned’s signature(s).

Check One or Both Boxes as Appropriate:

☐  Mail Series C Share Certificates to:

☐  Mail Payment Check(s) to:

Name(s)
(Please Print)

Address
(Include Zip Code)

Taxpayer Identification Number,
Social Security Number
or Employer Identification Number
(See Substitute Form W-9 below)

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Tender Offer, the undersigned hereby tenders to Liberty Global the Series C Shares indicated above. The tender of the Series C Shares is being made at the price per Series C Share indicated in this Letter of Transmittal, net to the seller in cash, without interest, on the terms and subject to the conditions set forth in this Letter of Transmittal and the Offer to Purchase, receipt of which is hereby acknowledged.

Subject to, and effective upon, acceptance for purchase of the Series C Shares tendered in accordance with the terms and subject to the conditions of the Tender Offer, including, if the Tender Offer is extended or amended, the terms and conditions of the extension or amendment, the undersigned hereby (1) sells, assigns and transfers to, or upon the order of, Liberty Global all rights, title and interests in and to all Series C Shares tendered hereby that are so accepted and paid for; (2) orders the registration of any Series C Shares tendered by book-entry transfer that are purchased under the Tender Offer to or upon the order of Liberty Global; and (3) appoints the Depositary as attorney-in-fact of the undersigned with respect to such Series C Shares, with the full knowledge that the Depositary also acts as the agent of Liberty Global, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to perform the following functions:

(a) deliver certificates for Series C Shares or transfer ownership of such shares on the account books maintained by the book-entry transfer facility, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of Liberty Global, upon receipt by the Depositary, as the undersigned’s agent, of the purchase price for Series C Shares;

(b) present certificates for such Series C Shares for cancellation and transfer on Liberty Global’s books; and

(c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Series C Shares, subject to the next paragraph, all in accordance with the terms of the Tender Offer.

The undersigned understands that Liberty Global will, upon the terms and subject to the conditions of the Tender Offer, determine a single per share price, not greater than $29.35 nor less than $26.65 per Series C Share (the “Purchase Price”), which it will pay for Series C Shares validly tendered and not validly withdrawn pursuant to the Tender Offer, after taking into account the number of Series C Shares so tendered and the prices specified by tendering stockholders. The undersigned understands that Liberty Global will select the lowest purchase price that will allow it to purchase 8,517,888 Series C Shares or, if a lesser number of Series C Shares is validly tendered and not validly withdrawn, all such Series C Shares that are validly tendered and not validly withdrawn. The undersigned further understands that Liberty Global reserves the right to purchase more than 8,517,888 Series C Shares pursuant to the Tender Offer, subject to certain limitations and legal requirements as set forth in the Tender Offer. Liberty Global will purchase all Series C Shares validly tendered at or below the Purchase Price and not validly withdrawn, subject to the conditions of the Tender Offer and the proration and conditional tender provisions described in the Offer to Purchase. The undersigned understands that all stockholders whose Series C Shares are purchased by Liberty Global will receive the same purchase price for each Series C Share purchased in the Tender Offer.

The undersigned further understands and acknowledges that the Tender Offer will expire on the Expiration Date for the Tender Offer, unless extended or earlier terminated by Liberty Global.

The undersigned covenants, represents and warrants to Liberty Global that, in connection with its tender of the Series C Shares indicated in the box above:

1. the undersigned has a net long position in the Series C Shares at least equal to the number of Series C Shares being tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is tendering the Series C Shares in compliance with Rule 14e-4 under the Exchange Act;

2. the undersigned has received a copy of this document and the Offer to Purchase and agrees to be bound by all the terms and conditions of the Tender Offer;

3. the undersigned has full power and authority to tender, sell, assign and transfer the Series C Shares;

4. when and to the extent Liberty Global accepts the Series C Shares for purchase, Liberty Global will acquire good and marketable title to them, free and clear of all security interests, charges, liens, restrictions, claims and encumbrances; and

5. the undersigned will, upon Liberty Global’s request or the request of the Depositary, as applicable, execute and deliver any additional documents necessary or desirable to complete the tender of such Series C Shares.

The undersigned understands that Liberty Global’s acceptance of the Series C Shares tendered pursuant to the procedures described in Section 3 of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and Liberty Global upon the terms and subject to the conditions of the Tender Offer.

The undersigned recognizes that under the circumstances set forth in the Offer to Purchase, Liberty Global may terminate or amend the Tender Offer, or may postpone the acceptance for payment of, or the payment for, Series C Shares tendered, or may accept for payment fewer than all of the Series C Shares tendered. The undersigned understands that (unless otherwise specified in the box entitled “Special Delivery Instructions” and/or “Special Payment Instructions” above) certificate(s) for any Series C Shares not tendered or not purchased will be returned to the undersigned at the address indicated above or, in the case of Series C Shares tendered through the book-entry transfer facility and not purchased, credited to the account at the book-entry transfer facility designated above.

THE NAMES AND ADDRESSES OF THE REGISTERED STOCKHOLDERS SHOULD BE PRINTED, IF THEY ARE NOT ALREADY PRINTED ABOVE, EXACTLY AS THEY APPEAR ON THE CERTIFICATES REPRESENTING SERIES C SHARES TENDERED HEREBY. THE CERTIFICATE NUMBERS, THE NUMBER OF SERIES C SHARES REPRESENTED BY SUCH CERTIFICATES, AND THE NUMBER OF SERIES C SHARES THAT THE UNDERSIGNED WISHES TO TENDER, SHOULD BE SET FORTH IN THE APPROPRIATE BOXES ABOVE.

Unless otherwise indicated above in the box entitled “Special Payment Instructions,” please issue the check for the aggregate purchase price with respect to any Series C Shares purchased (less the amount of any federal income or backup withholding tax required to be withheld), and/or return any Series C Shares not tendered or not purchased, in the name(s) of the undersigned, or by credit to the account at the book-entry transfer facility designated above. Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the aggregate purchase price for the Series C Shares purchased (less the amount of any federal income or backup withholding tax required to be withheld), and any certificates for Series C Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both the “Special Payment Instructions” and the “Special Delivery Instructions” are completed, please issue the check for the aggregate purchase price for Series C Shares purchased (less the amount of any federal income or backup withholding tax required to be withheld, and the amount, if any, of any stock transfer taxes not paid by Liberty Global) and/or return any Series C Shares not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated.

The undersigned recognizes that Liberty Global has no obligation, under the Special Payment Instructions, to transfer any certificate for Series C Shares from the name of its registered stockholder, or to order the registration or transfer of Series C Shares tendered by book-entry transfer, if Liberty Global purchases none of the Series C Shares represented by such certificate or tendered by such book-entry transfer.

For purposes of the Tender Offer, the undersigned understands that Liberty Global will be deemed to have accepted for purchase validly tendered Series C Shares, or defectively tendered Series C Shares with respect to which Liberty Global has waived such defect, if, as and when Liberty Global gives oral or written notice thereof to the Depositary.

All authority conferred or agreed to be conferred by this Letter of Transmittal will survive the death or incapacity of the undersigned, and all obligations of the undersigned hereunder will be binding on the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

PLEASE SIGN HERE — To Be Completed By All Tendering Stockholders

(Please Complete and Return With the Attached Substitute Form W-9,
or The Appropriate Form W-8)

This Letter of Transmittal must be signed by registered holder(s) exactly as name(s) appear(s) on Series C Share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by Series C Share certificate(s) and documents transmitted herewith. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to Liberty Global of such person’s authority to so act. See Instruction 8 below.

X

X
(Signature(s) of Stockholder(s) or Authorized Signatory)

Dated: _ _, 2007.

Name(s):

(Please Print)

Capacity:

Address:

(Including Zip Code)

Area Code and Telephone No.:

SIGNATURE GUARANTEE (See Instructions 1 and 8 below)

Certain Signatures Must be Guaranteed by a Medallion Signature Guarantor

(Name of Medallion Signature Guarantor Guaranteeing Signature)

(Address (including zip code) and Telephone Number (including area code) of Firm)

(Authorized Signature)

(Printed Name)

(Title)

Dated: _ _, 2007.

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Tender Offer

1. Guarantee of Signatures.  Except as otherwise provided in this Instruction, all signatures on this Letter of Transmittal must be guaranteed by a financial institution that is a participant in the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity which is an “eligible guarantor institution” as such term is defined in Rule 17Ad-15 under the Exchange Act (an “Eligible Institution”). Signatures on this Letter of Transmittal need not be guaranteed if either (a) this Letter of Transmittal is signed by the registered holder(s) of the Series C Shares (which term, for purposes of this Letter of Transmittal, shall include any participant in the book-entry transfer facility whose name appears on a security position listing as the owner of such Series C Shares) tendered herewith and such holder(s) have not completed either the box entitled “Special Payment Instructions” or “Special Delivery Instructions” in this Letter of Transmittal; or (b) such Series C Shares are tendered for the account of an Eligible Institution. See Instruction 8. You may also need to have any certificates you deliver endorsed or accompanied by a stock power, and the signatures on these documents may also need to be guaranteed. See Instruction 8.

2. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.  You should use this Letter of Transmittal only if you are (a) forwarding certificates with this Letter of Transmittal, (b) going to deliver certificates under a notice of guaranteed delivery previously sent to the Depositary, or (c) causing Series C Shares to be delivered by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. In order for you to validly tender Series C Shares, the Depositary must receive certificates for all physically tendered Series C Shares, or a confirmation of a book-entry transfer of all Series C Shares delivered electronically into the Depositary’s account at the book-entry transfer facility, together in each case with a properly completed and duly executed Letter of Transmittal, or an Agent’s Message in connection with book-entry transfer, and any other documents required by this Letter of Transmittal, at one of its addresses set forth in this Letter of Transmittal by the Expiration Date.

The term “Agent’s Message” means a message transmitted by the book-entry transfer facility to, and received by, the Depositary, which states that the book-entry transfer facility has received an express acknowledgment from the participant in the book-entry transfer facility tendering the Series C Shares, that the participant has received and agrees to be bound by the terms of the Letter of Transmittal, and that Liberty Global may enforce this agreement against the participant.

Guaranteed Delivery.  If you cannot deliver your Series C Shares and all other required documents to the Depositary by the Expiration Date, or the procedure for book-entry transfer cannot be completed on a timely basis, you may tender your Series C Shares, pursuant to the guaranteed delivery procedure described in Section 3 of the Offer to Purchase, by or through any Eligible Institution. To comply with the guaranteed delivery procedure, you must (1) properly complete and duly execute a notice of guaranteed delivery substantially in the form provided to you by Liberty Global, specifying the price at which you are tendering your Series C Shares, including (where required) a Signature Guarantee by an Eligible Institution in the form set forth in the notice of guaranteed delivery; (2) arrange for the Depositary to receive the notice of guaranteed delivery by the Expiration Date; and (3) ensure that the Depositary receives the certificates for all physically tendered Series C Shares or book-entry confirmation of electronic delivery of Series C Shares, as the case may be, together with a properly completed and duly executed Letter of Transmittal with any required signature guarantees or an Agent’s Message, and all other documents required by this Letter of Transmittal, within three Nasdaq trading days after receipt by the Depositary of such notice of guaranteed delivery, all as provided in Section 3 of the Offer to Purchase.

The notice of guaranteed delivery may be delivered by hand, facsimile transmission or mail to the Depositary and must include, if necessary, a guarantee by an eligible guarantor institution in the form set forth in such notice. For Series C Shares to be tendered validly under the guaranteed delivery procedure, the Depositary must receive the notice of guaranteed delivery before the Expiration Date.

THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SERIES C SHARES, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER. IF YOU CHOOSE TO DELIVER THE DOCUMENTS BY MAIL, WE RECOMMEND THAT YOU USE REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED. IN ALL CASES, PLEASE ALLOW SUFFICIENT TIME TO ASSURE DELIVERY.

Except as provided herein or in the Offer to Purchase, Liberty Global will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional Series C Shares. By executing this Letter of

Transmittal, you waive any right to receive any notice of the acceptance for payment of your tendered Series C Shares.

3. Withdrawal of Tenders.  A tender of Series C Shares may be withdrawn at any time prior to the Expiration Date, but no consideration shall be payable in respect of the Series C Shares so withdrawn.

For a withdrawal of Series C Shares to be effective, the Depositary must timely receive either an Agent’s Message or a written or faxed notice of withdrawal specifying the name of the tendering stockholder, a description of the Series C Shares to be withdrawn, the amount of Series C Shares to be withdrawn and, if the Series C Shares were tendered pursuant to the book-entry transfer facility the number of the account at DTC to be credited with the withdrawn Series C Shares. Any “notice of withdrawal” must be signed by the holder of such Series C Shares in the same manner as the original signature on the Letter of Transmittal by which such Series C Shares were tendered (including any required signature guarantees), or be accompanied by evidence sufficient to the Depositary that the person withdrawing the tender has succeeded to the beneficial ownership of the Series C Shares being withdrawn. If the Series C Shares to be withdrawn have been delivered or otherwise identified to the Depositary, an Agent’s Message or a signed notice of withdrawal is effective immediately upon receipt by the Depositary of the Agent’s Message or written or faxed notice of such withdrawal even if re-transfer by DTC book-entry is not immediately effected.

Any permitted withdrawal of tendered Series C Shares may not be rescinded by the stockholder and any Series C Shares properly withdrawn will thereafter be deemed not validly tendered; provided, however, that properly withdrawn Series C Shares may be re-tendered, by again following one of the appropriate procedures described in Section 3 of the Offer to Purchase at any time at or prior to the Expiration Date.

Stockholders can withdraw the tender of their Series C Shares only in accordance with the foregoing procedures.

All questions as to the validity, form and eligibility (including time of receipt) of notices of withdrawal will be determined by Liberty Global, in Liberty Global’s sole discretion (whose determination shall be final and binding). None of Liberty Global, the Depositary, the Information Agent or any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal, or incur any liability for failure to give any such notification.

4. Inadequate Space.  If the space provided in the box captioned “Description of Series C Shares Tendered” is inadequate, then you should list the certificate numbers, the number of Series C Shares represented by the certificate(s) and the number of Series C Shares tendered with respect to each certificate on a separate signed schedule attached to this Letter of Transmittal.

5. Partial Tenders and Unpurchased Series C Shares.  (Not applicable to stockholders who tender by book-entry transfer.) If you wish to tender (i.e., offer to sell) fewer than all of the Series C Shares evidenced by any certificate(s) that you deliver to the Depositary, fill in the number of Series C Shares that you wish to tender in the column entitled “Number of Shares Tendered.” In this case, if Liberty Global purchases some but not all of the Series C Shares that you tender, Liberty Global will issue to you a new certificate for the unpurchased Series C Shares. The new certificate will be sent to the registered holder(s) as promptly as practicable after the Expiration Date. Unless you indicate otherwise, all Series C Shares represented by the certificate(s) listed and delivered to the Depositary will be deemed to have been tendered. In the case of Series C Shares tendered by book-entry transfer at the book-entry transfer facility, any tendered but unpurchased Series C Shares will be credited to the appropriate account maintained by the tendering stockholder at the book-entry transfer facility. In each case, Series C Shares will be returned or credited without expense to the stockholder.

6. Indication of Price at Which Series C Shares are Being Tendered.  In order to validly tender your Series C Shares by this Letter of Transmittal, you must either:

a. check the box under “Series C Shares Tendered at Price Determined Pursuant to the Series C Tender Offer” in order to maximize the chance of having Liberty Global purchase all of the Series C Shares that you tender (subject to the possibility of proration); or

b. check one of the boxes indicating the price per Series C Share at which you are tendering such Series C Shares in the section entitled “Series C Shares Tendered at Price Determined by Stockholder.”

YOU MUST CHECK ONE, AND ONLY ONE, BOX. If you check more than one box or no boxes, then you will be deemed not to have validly tendered your Series C Shares.

IF YOU WISH TO TENDER PORTIONS OF YOUR DIFFERENT SERIES C SHARES HOLDING AT DIFFERENT PRICES, YOU MUST COMPLETE A SEPARATE LETTER OF TRANSMITTAL FOR EACH PRICE AT WHICH YOU WISH TO TENDER EACH SUCH PORTION OF YOUR SHARE HOLDINGS. You cannot tender the same Series C Shares at more than one price (unless, prior to tendering previously tendered Series C Shares at a new price, you validly withdrew those Series C Shares in accordance with Section 4 of the Offer to Purchase).

By checking the box under “Series C Shares Tendered at Price Determined Pursuant to the Series C Tender Offer” you agree to accept the purchase price for Series C Shares resulting from the tender offer process. If you agree to accept the purchase price determined by Liberty Global, your Series C Shares will be deemed to be tendered at the minimum price of $26.65 per share. You should understand that this election may lower the purchase price paid for all purchased Series C Shares in the Tender Offer and could result in your Series C Shares being purchased at the minimum price of $26.65 per share. By checking a box under “Series C Shares Tendered at Price Determined by Stockholder,” you acknowledge that doing so could result in none of the Series C Shares you tender being purchased if the purchase price for Series C Shares is less than the price you selected.

7. Conditional Tender.  As described in Sections 3 and 6 of the Offer to Purchase, stockholders may condition their tenders on all or a minimum number of their tendered Series C Shares being purchased.

To make a conditional tender, a stockholder must indicate this in the box captioned “Conditional Tender” in this Letter of Transmittal or, if applicable, the notice of guaranteed delivery. In the box in this Letter of Transmittal or the notice of guaranteed delivery, a stockholder must calculate and appropriately indicate the minimum number of Series C Shares that must be purchased from the tendering stockholder if any are to be purchased.

As discussed in Sections 3 and 6 of the Offer to Purchase, proration may affect whether Liberty Global accepts conditional tenders and may result in Series C Shares tendered pursuant to a conditional tender at or below the purchase price not being purchased if the minimum number of Series C Shares would not be purchased. If, because of proration, the minimum number of Series C Shares designated will not be purchased, Liberty Global may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, a stockholder must have tendered all his or her Series C Shares and checked the box so indicating. Upon the selection by lot, if any, Liberty Global will limit its purchase in each case to the designated minimum number of Series C Shares.

All tendered Series C Shares will be deemed unconditionally tendered unless the “Conditional Tender” box is completed.

8. Signatures on Letter of Transmittal; Signature Guarantees.

•	Exact Signature. If this Letter of Transmittal is signed by the registered holder(s) of the Series C Shares tendered hereby, the signature(s) must correspond with the name(s) written on the face of the certificate(s) without any change whatsoever.

•	Joint Holders. If the Series C Shares tendered are registered in the names of two or more persons, each such person must sign this Letter of Transmittal.

•	Signatures of Fiduciaries. If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, that person should so indicate when signing and must submit to the Depositary proper evidence satisfactory to Liberty Global of his or her authority to so act.

•	Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Series C Shares tendered hereby, no endorsements of certificate(s) representing such Series C Shares or separate stock powers are required unless payment of the purchase price for Series C Shares is to be made, or the certificates for Series C Shares not tendered or tendered but not purchased are to be issued, to a person other than the registered holder(s).

SIGNATURE(S) ON ANY SUCH CERTIFICATE(S) OR STOCK POWERS MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Series C Shares tendered hereby, or if payment is to be made to a person other than the registered holder(s), the certificate(s) for the Series C Shares must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s) for such Series C Shares, and the signature(s) on such certificates or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

9. Transfer Taxes.  Except as set forth in this Instruction 9, Liberty Global will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Series C Shares to it, or to its order, pursuant to the Tender Offer. If payment is to be made to, or if Series C Shares not tendered or purchased are to be registered in the name of, any persons other than the registered owners, or if tendered Series C Shares are registered in the name of any persons other than the persons signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such other person will be deducted from the payment unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

10. Special Payment and Delivery Instructions.  If any of the following conditions holds:

a. check(s) for the purchase price for Series C Shares purchased pursuant to the Tender Offer are to be issued to a person other than the person(s) signing this Letter of Transmittal; or

b. check(s) for the purchase price of Series C Shares are to be sent to any person other than the person signing this Letter of Transmittal, or to the person signing this Letter of Transmittal, but at a different address; or

c. certificates for any Series C Shares not tendered, or tendered but not purchased, are to be returned to and in the name of a person other than the person(s) signing this Letter of Transmittal,

then, in each such case, you must complete the boxes captioned “Special Payment Instructions” and/or “Special Delivery Instructions” as applicable in this Letter of Transmittal and make sure that the signatures herein are guaranteed as described in Instructions 1 and 8.

11. Odd Lots.  As described in Section 1 of the Offer to Purchase “Number of Shares; Proration”, if Liberty Global is to purchase fewer than all Series C Shares properly tendered on or before the Expiration Date and not properly withdrawn, the Series C Shares purchased first will consist of all Series C Shares properly tendered by any stockholder who owns beneficially or of record an aggregate of fewer than 100 Series C Shares, and who tenders all of such holder’s Series C Shares at or below the applicable purchase price. This preference will not be available unless the section of this Letter of Transmittal captioned “Odd Lots” is completed.

12. Tax Identification Number and Withholding.  Under the U.S. federal income tax laws, the Depositary will be required to withhold 28% of the gross proceeds to certain stockholders pursuant to the Tender Offer. In order to avoid such backup withholding, each tendering stockholder that is a U.S. person (including a U.S. resident alien) must provide the Depositary with such stockholder’s correct taxpayer identification number by completing the Substitute Form W-9 set forth below.

Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Depositary that a foreign stockholder qualifies as an exempt recipient, such stockholder must submit an IRS Form W-8BEN or Form W-8ECI (or in the case of certain foreign partnerships and other foreign intermediaries, Form W-8IMY), signed under penalties of perjury, attesting to that stockholder’s exempt status. You can obtain a copy of the appropriate Form W-8 from the Depositary. Although filing the appropriate Form W-8 will prevent backup withholding, withholding at a rate of 30% (or such lower rate as set forth in an applicable income tax treaty) will generally be made on payments to a foreign person or entity unless such payment is effectively connected with the conduct of a trade or business within in the United States. If the payment is “effectively connected income” to a foreign person or entity, such person or entity may obtain an exemption from withholding by filing a Form W-8ECI. If the payment is not “effectively connected income,” certain foreign partnerships and other foreign intermediaries may obtain an exemption from withholding by filing a Form W-8IMY, and other persons may be able to claim an exemption from, or a reduction in, withholding pursuant to an applicable income tax treaty by filing Form W-8BEN.

For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Series C Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

13. Irregularities.  Liberty Global will determine, in its sole discretion, all questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Series C Shares and its determination shall be final and binding on all parties. Liberty Global reserves the absolute right to reject any and all tenders of Series C Shares determined by it not to be in the proper form or the acceptance of or payment for which may be unlawful. Liberty Global also reserves the absolute right to waive any of the conditions of the Tender Offer or any defect or irregularity in the tender of any particular Series C Shares and Liberty Global’s interpretation of the terms of the Tender Offer (including these instructions) shall be final and binding on all parties. No tender of Series C Shares will be deemed to be validly made until all defects and irregularities have been cured or waived. Unless waived, all defects or irregularities in connection with tenders must be cured within such time as Liberty Global shall determine. None of Liberty Global, the Depositary, the Information Agent nor any other person is or will be obligated to give notice of defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

14. Waiver of Conditions.  Liberty Global expressly reserves the absolute right, in its sole discretion, to waive any of the conditions to the Tender Offer in the case of any Series C Shares tendered, in whole or in part, at any time and from time to time.

15. Lost, Stolen, Destroyed or Mutilated Certificates.  If any certificate representing any Series C Shares has been lost, stolen, destroyed or mutilated, you should notify Computershare Shareholder Services, Inc., the transfer agent for the Series C Shares, by calling 1-888-218-4391 (or, if calling from outside the United States, 781-575-4579 and asking for instructions on obtaining replacement certificate(s) at the address specified on the cover of this letter of transmittal. Computershare Shareholder Services, Inc. will require you to complete an affidavit of loss and return it to Computershare Shareholder Services. You will then be instructed by Computershare Shareholder Services as to the steps you must take in order to replace the certificate. You may be required to post a bond to secure against the risk that the certificate may be subsequently recirculated.

We cannot process this Letter of Transmittal and related documents until you have followed the procedures for replacing lost, stolen, destroyed or mutilated certificates. We urge you to contact the transfer agent, Computershare Shareholder Services, Inc., immediately, in order to receive further instructions, for a determination as to whether you will need to post a bond, and to permit timely processing of this documentation.

16. Requests for Assistance or Additional Copies.  Questions relating to the procedure for tendering Series C Shares and requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to, and additional information about the Tender Offer may be obtained from the Information Agent whose address and telephone number appear on the last page of the Offer to Purchase.

The Information Agent for the Tender Offer is:

D.F. KING & CO., INC.
48 Wall Street
New York, NY 10005
Banks and Brokers call: (212) 269-5550
Toll free (800) 207-3158

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	TIN: Social Security Number or Employee Identification Number
Part 2 — TIN Applied For ☐
(Please Print)
Name: _ _

Business name, if different from above: _ _

Check appropriate box:	☐ Individual/ Sole proprietor	☐ Corporation	☐ Partnership	☐ Other _ _	☐ Exempt from backup withholding
Address: _ _

City: _ _	State: _ _	Zip: _ _
Part 3 — CERTIFICATION — UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me),
(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (including a U.S. resident alien).
Certification Instructions: You must cross out item (2) of Part 3 if you have been notified by the IRS that you currently are subject to backup withholding because you have failed to report all interest and dividends on your tax return. Also, see instructions in the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

Signature: _ _	Date: _ _

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF THE SUBSTITUTE FORM W-9 INDICATING YOU HAVE APPLIED FOR, AND ARE AWAITING RECEIPT OF, YOUR TIN.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payor by the time of payment, backup withholding will apply to all payments made to me pursuant to the Tender Offers.

Signature _ _      Date _ _

NOTE:  FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING AT A RATE OF 28% ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE TENDER OFFERS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payor.  A Social Security Number (SSN) has nine digits separate by two hyphens: i.e. 000-00-0000. An Employer Identification Number (EIN) has nine digits separated by only one hyphen, i.e. 00-0000000. The table below will help determine the number to give the payor.

Give the SOCIAL
SECURITY number
For this type of account:		of —
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship or single-owner LLC	The owner(3)

Give the EMPLOYER
IDENTIFICATION number
For this type of account:		of —
6.	Sole proprietorship or single-owner LLC account	The owner(3)
7.	A valid trust, estate, or pension trust	The legal entity(4)
8.	Corporation or LLC electing corporate status on Form 8832	The corporation or LLC
9.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization
10.	Partnership or multi-member LLC	The partnership or LLC
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number should be furnished.
(2)	Circle the minor’s name and furnish the minor’s SSN.
(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your SSN or EIN (if you have one).
(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER
IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Card, or Form SS-4, Application for Employer Identification Number, or Form W-7, Application for Individual Taxpayer Identification Number at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number. You can get IRS Forms from the IRS by calling 1-800-829-3676 or from the IRS’s internet website at www.irs.gov.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

•	An organization exempt from tax under section 501(a), an IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

•	The United States or any agency or instrumentality thereof.

•	A state, the District of Columbia, a possession of the United States, or any political subdivision or instrumentality thereof.

•	A foreign government or any political subdivision, agency or instrumentality thereof.

•	An international organization or any agency or instrumentality thereof.

Other payees that may be exempt from backup withholding include:

•	A corporation.

•	A financial institution.

•	A middleman known in the investment community as a nominee or custodian.

•	A dealer in securities or commodities registered in the United States, the District of Columbia or a possession of the United States

•	A real estate investment trust.

•	A common trust fund operated by a bank under section 584(a).

•	A trust exempt from tax under section 664 or described in section 4947.

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A foreign central bank of issue.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYOR, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK “EXEMPT” ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYOR. IF YOU ARE A NONRESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH PAYOR A COMPLETED IRS FORM W-8BEN (CERTIFICATE OF FOREIGN STATUS OF BENEFICIAL OWNER FOR UNITED STATES TAX WITHHOLDING) OR, IF APPLICABLE, IRS FORM W-8ECI (CERTIFICATE OF FOREIGN PERSON’S CLAIM FOR EXEMPTION FROM WITHHOLDING ON INCOME EFFECTIVELY CONNECTED WITH THE CONDUCT OF A TRADE OR BUSINESS IN THE UNITED STATES).

Privacy Act Notice

Section 6109 requires most recipients of dividends, interest, or other payments to give taxpayer identification numbers to payors who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payors must be given the numbers whether or not recipients are required to file tax returns. Payors must generally withhold 28% (subject to further adjustment under applicable law) of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payor. Certain penalties may also apply.

Penalties

(1)	Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)	Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis that results in no imposition of backup withholding, you are subject to a penalty of $500.

(3)	Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4)	Misuse of Taxpayer Identification Number. If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
CONSULTANT OR THE INTERNAL REVENUE SERVICE

THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF), PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES AND CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE DEPOSITARY AT ONE OF ITS ADDRESSES SET FORTH BELOW AT OR PRIOR TO THE EXPIRATION DATE FOR STOCKHOLDERS WISHING TO TENDER THEIR SHARES.

The Depositary for the Tender Offer is:

COMPUTERSHARE SHAREHOLDER SERVICES, INC.

If by Mail:	By Overnight Delivery:
Computershare Shareholder	Computershare Shareholder
Services, Inc.	Services, Inc.
P.O. Box 859208	161 Bay State Drive
Braintree, MA 02185-9208	Braintree, MA 02184
Attn: Corporate Actions	Attn: Corporate Actions

Requests for additional copies of the Offer to Purchase, this Letter of Transmittal and all other tender offer materials may be directed to the Information Agent as set forth below and will be furnished promptly at Liberty Global’s expense. Questions regarding the terms of the Offer to Purchase and this Letter of Transmittal may be directed to the Information Agent at its address and telephone number set forth below. Stockholders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Tender Offer.

The Information Agent for the Tender Offer is:

D.F. King & Co., Inc.
48 Wall Street
22nd Floor
New York, NY 10005
Banks and Brokers call: (212) 269-5550
Toll free (800) 207-3158